UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2006
RAM Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-32864	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RAM Re House 46 Reid Street Hamilton HM 12 Bermuda (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (441) 296-6501
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
      On November 1, 2006, RAM Holdings Ltd. (the “Company”) issued a press release containing unaudited interim financial information and accompanying discussion for the quarter and nine months ended September 30, 2006. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits
      The following material is furnished as an exhibit to this Current Report on Form 8-K:

(d)	Exhibits

	No. 99.1	Press Release dated November 1, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM Holdings Ltd. (Registrant)
Dated: November 1, 2006	By:	/s/ Richard Lutenski
		Name:	Richard Lutenski
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

99.1	Unaudited interim financial statements and accompanying discussion for the three and nine months ended September 30, 2006 contained in the press release issued by the Registrant on November 1, 2006.

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